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                                                                    EXHIBIT 23.2




                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333) of Heritage Commerce Corp of our report dated January 22, 1999 relating to the financial statements of Western Holdings Bancorp, which appears in the Current Report on Form 8-K of Heritage Commerce Corp dated October 13, 2000.


                                     /s/ PricewaterhouseCoopers LLP

San Francisco, California
October 12, 2000